UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 8, 2010

Shiner International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province, China 570125

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:             86-898-68581104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2010, Shiner International, Inc. ("Shiner") issued a press release announcing its financial results for the quarter and year ended December 31, 2009. This  press release is included in this Current Report on Form 8-K as Exhibit 99.1. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such press release is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Beginning in March, 2010 at the Rodman & Renshaw Annual China Investment Conference, Shiner will be making the investor presentation furnished as Exhibit 99.2 hereto. Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

99.1
Press Release of Shiner International, Inc. dated March 8, 2010, reporting Shiner's financial results for quarter and year ended December 31, 2009. Exhibit 99.1 is deemed to be "filed" under the Exchange Act in this Current Report on Form 8-K.

99.2	Shiner Investor Presentation, dated March 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2010

SHINER INTERNATIONAL, INC.

By:	/s/ Qingtao Xing
Qingtao Xing
President and Chief Executive Officer